Exhibit 10.9

PRECISION BIOSCIENCES, INC.

2015 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2015 Stock Incentive Plan (the “Plan”) of Precision BioSciences, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” includes the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and other business ventures (including, without limitation, any joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Company’s Board of Directors (the “Board”).

2. Eligibility

All of the Company’s employees, officers, directors, consultants, advisors, advisory board members, or other service providers (each a “Service Provider”) are eligible to receive options, restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant.”

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan shall be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4. Stock Available for Awards.

(a) Subject to adjustment under Section 8, Awards may be made under the Plan for up to Eleven Million Two Hundred Fifty Thousand (11,250,000) shares of the Company’s common stock, $0.000005 par value per share (the “Common Stock”). All shares reserved under the Plan may be granted as Incentive Stock Options or any other form of award permitted under the Plan in the Board’s discretion. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any applicable limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations, as amended or any successor regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made unless the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option, or portion of an Option, which is not intended to be or fails to qualify as an Incentive Stock Option (as hereinafter defined) for any reason whatsoever shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. A Participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company shall not be eligible for the grant of an Incentive Stock Option unless (i) the exercise price is at least 110% of the Fair Market Value (as defined below) on the date the Option is granted and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date the Option is granted. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 9(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. The term “Fair Market Value” shall mean, as of a given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; or (iii) if the Common Stock is not listed on a national securities exchange or traded in the over-the-counter market, such price as shall be determined by (or in a manner approved by) the Board in good faith and in compliance with applicable provisions of the Code and the regulations issued thereunder.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares of Common Stock for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent expressly provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Exchange Act and to the extent expressly provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

6. Restricted Stock; Restricted Stock Units

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to stockholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, upon request of a Participant or as otherwise determined by the Company, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s then living spouse, or, if none, the Participant’s estate.

7. Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation stock appreciation rights and Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other

Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

8. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share of each outstanding Option, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Change in Control

(1) Definition. Unless otherwise specifically provided in an Award agreement, a “Change in Control” shall be deemed to have occurred upon the first to occur of:

(i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company;

(ii) the closing of the sale, transfer, lease, exclusive license or other disposition, in one transaction or a series of related transactions, of all or substantially all of the Company’s assets;

(iii) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the voting power of the capital stock of the Company or the surviving or acquiring entity); or

(iv) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions in which the Company is a constituent party, to a person or group of affiliated persons (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold a majority of the outstanding voting stock of the Company (or the surviving or acquiring entity).

(2) Consequences of a Change in Control on Awards Other than Restricted Stock Awards. Unless otherwise specifically provided in an Award Agreement, the Board may take any one or more of the following actions as to all (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines in connection with a Change in Control: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) in compliance with the applicable provisions of the Code, including Code Sections 409A, 422 and 424; (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Change in Control unless exercised by the Participant within a specified period following the date of such notice; (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Change in Control; (iv) in the event of a Change in Control under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Change in Control (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) less (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards; (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof); and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 8(b), the Board shall not be obligated by the Plan to treat all Awards, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Change in Control, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Change in Control is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Change in Control.

(3) Consequences of a Change in Control on Restricted Stock Awards. Upon the occurrence of a Change in Control other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Change in Control involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

9. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise expressly determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. For the avoidance of doubt, the Board may not expressly provide for the transferability of an Incentive Stock Option in an Incentive Stock Option Agreement or otherwise except as may be permitted under Section 422 of the Code. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Unless otherwise expressly determined by the Board, each Nonstatutory Stock Option shall be evidenced by a Notice of Nonstatutory Stock Option and Nonstatutory Stock Option Agreement substantially in the form attached as Exhibit A, each Incentive Stock Option shall be evidenced by a Notice of Incentive Stock Option and Incentive Stock Option Agreement substantially in the form attached as Exhibit B, and each Restricted Stock Award shall be evidenced by a Summary of Restricted Stock Purchase and Restricted Stock Purchase Agreement or similar agreement in substantially the form approved by the Board for such purposes from time to time. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award.

(1) The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(2) The Board may, without stockholder approval, amend any outstanding Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Award provided that such amended exercise price is at least equal to the then-current Fair Market Value. The Board may also, without stockholder approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules, regulations or contracts of the Company.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend or otherwise and the exercise price of and the number of shares subject to such Option are adjusted as of the effective date of the stock dividend or split (rather than as of the record date for such stock dividend or split), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend or split shall be entitled to receive, on the distribution date, the stock dividend or split with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend or split.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of ten (10) years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 10(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

(e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Code Section 409A. It is intended that all Awards granted hereunder be either exempt from, or issued in compliance with, Code Section 409A. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Code Section 409A is not so exempt or compliant, or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina without reference to conflict of law provisions.

* * * * * * * *

PRECISION BIOSCIENCES, INC.

FIRST AMENDMENT OF 2015 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT of Precision BioSciences, Inc. 2015 Stock Incentive Plan is dated as of May 24, 2018.

WHEREAS, the Board of Directors of Precision BioSciences, Inc. (the “Company”) has adopted and the stockholders of the Company have approved the Precision Biosciences, Inc. 2015 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board of Directors determines that it is in the best interests of the Company and the Company’s stockholders to amend the Plan in order to increase the number of shares of common stock issuable pursuant to Awards (as defined in the Plan) made under the Plan from eleven million two hundred fifty thousand (11,250,000) shares to Seventeen Million Five Hundred Thirty Thousand (17,530,000) shares.

NOW, THEREFORE, the Plan shall be amended as follows:

1. The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“Subject to adjustment under Section 8, Awards may be made under the Plan for up to Seventeen Million Five Hundred Thirty Thousand (17,530,000) shares of the Company’s common stock, $0.000005 par value per share (the “Common Stock”).”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Board of Directors of the Company as of May 24, 2018.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matt Kane
Matthew Kane
President and Chief Executive Officer

EXHIBIT A

Notice of Nonstatutory Stock Option

and

Nonstatutory Stock Option Agreement

PRECISION BIOSCIENCES, INC.

NOTICE OF NONSTATUTORY STOCK OPTION

PRECISION BIOSCIENCES, INC. 2015 STOCK INCENTIVE PLAN

Precision BioSciences, Inc., a Delaware corporation (the “Company”), grants to the undersigned (the “Participant”) the following nonstatutory stock option to purchase shares (the “Shares”) of the common stock of the Company, $0.000005 par value per share (the “Common Stock”), pursuant to the Precision BioSciences, Inc. 2015 Stock Incentive Plan (the “Plan”):

Participant:	*[Participant Name]

Total Number of Shares:	*[Number of Shares]

Grant Date:	*[Grant Date]

Exercise Price per Share:	$*[Exercise Price (Must Be at Least FMV at Grant]

Vesting Commencement Date:	*[Vesting Commencement Date]

Vesting Schedule:	[ %] of the Total Number of Shares shall vest and become exercisable on the [first] anniversary of the Vesting Commencement Date and an additional [ ]% of the Total Number of Shares shall vest and become exercisable at the end of each successive three-month period following the first anniversary of the Vesting Commencement Date until the [fourth] anniversary of the Vesting Commencement Date, subject to the Participant remaining a Service Provider through each such vesting date.

Final Exercise Date:	*[Expiration Date]. This option may expire earlier pursuant to Section 3 of the Nonstatutory Stock Option Agreement if the Participant’s relationship with the Company is terminated, or pursuant to Section 9 of the Plan.

This nonstatutory stock option is granted under and governed by the terms and conditions of the Plan and accompanying Nonstatutory Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this nonstatutory stock option, acknowledges receipt of a copy of the Plan and the Nonstatutory Stock Option Agreement, and agrees to the terms thereof.

*[PARTICIPANT NAME]	PRECISION BIOSCIENCES, INC.

By:
(Signature)
Name:

Address:	Title:

Date:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

PRECISION BIOSCIENCES, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

Granted Under the Precision BioSciences, Inc. 2015 Stock Incentive Plan

1. Grant of Option.

This Nonstatutory Stock Option Agreement (the “Agreement”) evidences the grant by Precision BioSciences, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, a[n] *[employee/officer/director/consultant/advisor] of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares of Common Stock at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Nonstatutory Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2. Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. [In addition, the Option may vest and become exercisable on an accelerated basis as follows:

Immediately prior to the effective date of a Change in Control, one hundred percent (100%) of the Total Number of Shares subject to this Option shall vest and become fully exercisable; provided, however, that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision. Such accelerated vesting shall be contingent upon consummation of the Change in Control.]

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this

Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424 (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for “Cause” (as such term is defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an employment agreement or other agreement with the Company that contains an applicable definition of “cause,” then the term “Cause” for purposes of this Agreement shall have the meaning ascribed to such term in such agreement. Otherwise, the term “Cause” for purposes of this Agreement shall mean the following: (i) Participant’s willful failure to perform Participant’s duties; (ii) Participant’s gross negligence or willful misconduct in the execution of Participant’s duties; (iii) Participant’s failure or refusal to comply with the Company’s policies, procedures, practices, or directions; (iv) Participant’s conviction of, or guilty plea as to, a felony or any crime involving fraud, misappropriation, or misrepresentation; or (v) Participant’s breach (and subsequent failure to cure upon applicable notice) of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4. Bylaws; General Restrictions on Transfer.

The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, any restrictions on transfer described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

5. Rights of First Refusal.

(a) If Participant proposes to sell, pledge or otherwise transfer any Shares acquired upon exercise of this Option (the “Exercise Shares”), the Company shall have the right to repurchase the Exercise Shares under the terms and subject to the conditions set forth in this Section 5 (the “Right of First Refusal”).

(b) Notice of Proposed Transfer. Prior to any proposed transfer of the Exercise Shares, the Participant shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Exercise Shares, the name and address of the proposed transferee (the “Proposed Transferee”), the proposed transfer price and all other material terms and conditions of the proposed transfer.

(c)Exercise of Right of First Refusal. The Company shall have the right to purchase all, but not less than all, of the Exercise Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by any other person with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Exercise Shares to the Company on the terms set forth in the Transfer Notice; provided however, that if the Transfer Notice provides for the payment for the Exercise Shares other than in cash, the Company shall have the option of paying for the Exercise Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Board. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest cancelled.

(d) Failure to Exercise Right of First Refusal. If the Company fails to exercise such Right of First Refusal, the Participant may conclude a transfer to the Proposed Transferee of the Exercise Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than three (3) months following expiration of the forty-five (45) day Right of First Refusal period provided in Section 5(c). Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, also shall be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 5.

(e) Transferees of the Transfer Shares. All transferees of the Exercise Shares or any interest therein, other than the Company acquiring such Exercise Shares through its Right of First Refusal, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Exercise Shares or interests subject to (i) the provisions of this Section 5 providing for the Right of First Refusal with respect to any subsequent transfer, (ii) the Right of Repurchase established under Section 6, and (iii) all other applicable restrictions set forth in the Plan and this Agreement.

(f) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Exercise Shares if: (i) such transfer is in connection with a Change in Control; (ii) such transfer is to one or more members of the Participant’s immediate family (or a trust for their benefit) provided all such transferees agree in writing to the restrictions of Section 5(f); or (iii) such transfer has been expressly approved by the Board, which approval may be granted or withheld in its sole discretion.

(g) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time.

(h) Stock Dividends Subject to First Refusal Right. If, from time to time, there is any stock dividend, stock split, recapitalization, reclassification or other change in the character or amount of any of the outstanding stock of the Company, the stock of which is subject to the provisions of an Option issued pursuant to the Plan, then, in such event, any and all new substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the Exercise Shares shall be immediately subject to the Right of First Refusal with the same force and effect as the Shares subject to the Right of First Refusal immediately before such event.

(i) Early Termination of the Right of First Refusal. The other provisions of this Section 5 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon the earlier of (i) the occurrence of a Change in Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company’s rights and obligations under the Plan, or (ii) the existence of a public market for the Shares. A “public market” shall be deemed to exist if (i) Shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) Shares are traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

(j) Escrow. To ensure the Shares subject to Right of First Refusal will be available for purchase, the Company may require a Participant to deposit certificates evidencing the Exercise Shares in escrow with the Company or an agent of the Company.

6. Right of Repurchase on Termination of Employment With or Cessation of Service to the Company. The Company shall have the right (but not the obligation) to repurchase any or all of the Exercise Shares upon the Participant’s termination of employment or service as a Service Provider of the Company for any reason. The price per Exercise Share to be paid by the Company should it choose to exercise its repurchase right under this Section 6 shall equal the then Fair Market Value per Exercise Share. The Company’s right of repurchase pursuant to this Section 6 shall commence on the date the Participant terminates service with the Company and continue until the first anniversary of such Participant’s termination of service.

7. Legend. Any certificate representing Shares shall bear legends substantially in the following forms (in addition to, or in combination with, any legend required by applicable federal and state securities laws and other agreements relating to the Company’s securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company and the Nonstatutory Stock Option Agreement, copies of which are on file in, and may be examined at, the principal office of the Company.”

8. Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 8 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 8.

9. Tax Matters.

(a) Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding or other taxes required by law to be withheld in respect of this Option.

(b) Code Section 409A. The Exercise Price is intended to be not less than the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

10. Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

11. Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

12. Entire Agreement; Governing Law. The Plan and the Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without reference to conflict of law provisions.

13. Amendment. Except as set forth in Section 9(b), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

14. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

* * * * * * * * * * *

Exhibit A

PRECISION BIOSCIENCES, INC.

NOTICE OF NONSTATUTORY STOCK OPTION EXERCISE

PRECISION BIOSCIENCES, INC. 2015 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded a nonstatutory stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of Precision BioSciences, Inc., a Delaware corporation (the “Company”), pursuant to the Precision BioSciences, Inc. 2015 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per Share: $

Taxpayer ID #:	Total Shares Covered by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:

Aggregate Exercise Price:	$

Form of Payment (check all that apply):	☐ Check for $_________ made payable to the Company ☐ Cash in the amount of $_________

Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

The Participant hereby represents and warrants to the Company that, as of the date hereof:

1.

I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.

I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.

I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.	I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.	I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

6.

I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

7.

I acknowledge that the Shares remain subject to the Company’s right of first refusal, right of repurchase, voting agreement and proxy, and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

8.

I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date:

EXHIBIT B

Notice of Incentive Stock Option

and

Incentive Stock Option Agreement

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

PRECISION BIOSCIENCES, INC.

INCENTIVE STOCK OPTION AGREEMENT

Granted Under the Precision BioSciences, Inc. 2015 Stock Incentive Plan

1. Grant of Option.

This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by Precision BioSciences, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares of Common Stock at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a nonstatutory stock option granted under the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2. Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. [In addition, the Option may vest and become exercisable on an accelerated basis as follows:

Immediately prior to the effective date of a Change in Control, one hundred percent (100%) of the Total Number of Shares subject to this Option shall vest and become fully exercisable; provided, however, that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision. Such accelerated vesting shall be contingent upon consummation of the Change in Control.]

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424 (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for “Cause” (as such term is defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an employment agreement or other agreement with the Company that contains an applicable definition of “cause,” then the term “Cause” for purposes of this Agreement shall have the meaning ascribed to such term in such agreement. Otherwise, the term “Cause” for purposes of this Agreement shall mean the following: (i) Participant’s willful failure to perform Participant’s duties; (ii) Participant’s gross negligence or willful misconduct in the execution of Participant’s duties; (iii) Participant’s failure or refusal to comply with the Company’s policies, procedures, practices or directions; (iv) Participant’s conviction of, or guilty plea as to, a felony or any crime involving, fraud, misappropriation, or misrepresentation; or (v) Participant’s breach (and subsequent failure to cure upon applicable notice) of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company, as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4. Bylaws; General Restrictions on Transfer.

The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, any restrictions on transfer described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

5. Rights of First Refusal.

(a) If Participant proposes to sell, pledge or otherwise transfer any Shares acquired upon exercise of this Option (the “Exercise Shares”), the Company shall have the right to repurchase the Exercise Shares under the terms and subject to the conditions set forth in this Section 5 (the “Right of First Refusal”).

(b) Notice of Proposed Transfer. Prior to any proposed transfer of the Exercise Shares, the Participant shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Exercise Shares, the name and address of the proposed transferee (the “Proposed Transferee”), the proposed transfer price and all other material terms and conditions of the proposed transfer.

(c)Exercise of Right of First Refusal. The Company shall have the right to purchase all, but not less than all, of the Exercise Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by any other person with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Exercise Shares to the Company on the terms set forth in the Transfer Notice; provided however, that if the Transfer Notice provides for the payment for the Exercise Shares other than in cash, the Company shall have the option of paying for the Exercise Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Board. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest cancelled.

(d) Failure to Exercise Right of First Refusal. If the Company fails to exercise such Right of First Refusal, the Participant may conclude a transfer to the Proposed Transferee of the Exercise Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than three (3) months following expiration of the forty-five (45) day Right of First Refusal period provided in Section 5(c). Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, also shall be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 5.

(e) Transferees of the Transfer Shares. All transferees of the Exercise Shares or any interest therein, other than the Company acquiring such Exercise Shares through its Right of First Refusal, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Exercise Shares or interests subject to (i) the provisions of this Section 5 providing for the Right of First Refusal with respect to any subsequent transfer, (ii) the Right of Repurchase established under Section 6, and (iii) all other applicable restrictions set forth in the Plan and this Agreement.

(f) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Exercise Shares if: (i) such transfer is in connection with a Change in Control; (ii) such transfer is to one or more members of the Participant’s immediate family (or a trust for their benefit) provided all such transferees agree in writing to the restrictions of Section 5(e); or

(iii) such transfer has been expressly approved by the Board, which approval may be granted or withheld in its sole discretion.

(g) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time.

(h) Stock Dividends Subject to First Refusal Right. If, from time to time, there is any stock dividend, stock split, recapitalization, reclassification or other change in the character or amount of any of the outstanding stock of the Company, the stock of which is subject to the provisions of an Option issued pursuant to the Plan, then, in such event, any and all new substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the Exercise Shares shall be immediately subject to the Right of First Refusal with the same force and effect as the Shares subject to the Right of First Refusal immediately before such event.

(i) Early Termination of the Right of First Refusal. The other provisions of this Section 5 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon the earlier of (i) the occurrence of a Change in Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company’s rights and obligations under the Plan, or (ii) the existence of a public market for the Shares. A “public market” shall be deemed to exist if (i) Shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) Shares are traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

(j) Escrow. To ensure the Shares subject to Right of First Refusal will be available for purchase, the Company may require a Participant to deposit certificates evidencing the Exercise Shares in escrow with the Company or an agent of the Company.

6. Right of Repurchase on Termination of Employment With or Cessation of Service to Company. The Company shall have the right (but not the obligation) to repurchase any or all of the Exercise Shares upon the Participant’s termination of employment or service as a Service Provider of the Company for any reason. The price per Exercise Share to be paid by the Company should it choose to exercise its repurchase right under this Section 6 shall equal the then Fair Market Value per Exercise Share. The Company’s right of repurchase pursuant to this Section 6 shall commence on the date the Participant terminates service with the Company and continue until the first anniversary of such Participant’s termination of service.

7. Legend. Any certificate representing Shares shall bear legends substantially in the following forms (in addition to, or in combination with, any legend required by applicable federal and state securities laws and other agreements relating to the Company’s securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company and the Incentive Stock Option Agreement, copies of which are on file in, and may be examined at, the principal office of the Company.”

8. Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the

Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 8 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 8.

9. Tax Matters.

(a) Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding or other taxes required by law to be withheld in respect of this Option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.

(c) Code Section 409A. The Exercise Price is intended to be not less than the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

10. Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

11. Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

12. Entire Agreement; Governing Law. The Plan and the Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without reference to conflict of law provisions.

13. Amendment. Except as set forth in Section 8(c), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

14. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

*   *   *   *   *

Exhibit A

PRECISION BIOSCIENCES, INC.

NOTICE OF INCENTIVE STOCK OPTION EXERCISE

PRECISION BIOSCIENCES, INC. 2015 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of Precision BioSciences, Inc., a Delaware corporation (the “Company”), pursuant to the Precision BioSciences, Inc. 2015 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per Share: $

Taxpayer ID #:	Total Shares Covered by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:

Aggregate Exercise Price:	$

Form of Payment (check all that apply):	☐ Check for $_________ made payable to the Company ☐ Cash in the amount of $_________

Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

The Participant hereby represents and warrants to the Company that, as of the date hereof:

1.

I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.

I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.

I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.	I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.	I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

6.

I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

7.

I acknowledge that the Shares remain subject to the Company’s right of first refusal, right of repurchase, voting agreement and proxy, and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

8.

I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date: